Exhibit 10.1

UNITED PARCEL SERVICE, INC.

$500,000,000

UPS Notes

Due Nine Months or More From Date of Issue

DISTRIBUTION AGREEMENT

May 30, 2008

Merrill Lynch, Pierce, Fenner & Smith

                        Incorporated

North Tower, 15th Floor

New York, New York 10080

Dear Sirs:

United Parcel Service, Inc., a Delaware corporation (the “Company”), confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Purchasing Agent”) with respect to the issue and sale by the Company of its UPS Notes Due Nine Months or More From Date of Issue (the “Notes”). The Notes are to be issued pursuant to an Indenture, dated as of August 26, 2003, as amended or modified from time to time (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A. (as successor to Citibank, N.A.), as trustee (the “Trustee”). As of the date hereof, the Company has authorized the issuance and sale of up to U.S.$500,000,000 aggregate initial offering price of the Notes to or through the Purchasing Agent pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Purchasing Agent pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

This Agreement specifies the terms and conditions on which the Notes may be sold by the Company (i) to the Purchasing Agent as principal for resale and (ii) directly to investors and other purchasers through the Purchasing Agent as an agent of the Company in soliciting offers for the purchase of the Notes.

The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (No. 333-147737) providing for the registration of the sale of certain securities of the Company, including the Notes, under the Securities Act of 1933, as amended (the “1933 Act”), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”), and the Company has filed such post-effective amendments thereto as may be required prior to any acceptance by the Company of an offer for the purchase of Notes. Such registration statement became effective upon filing with the

Commission pursuant to Section 462(e) of the 1933 Act Regulations (“Rule 462(e)”) and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “1939 Act”). Such registration statement (as so amended from time to time prior to any acceptance by the Company of an offer for the purchase of Notes) is referred to herein as the “Registration Statement”; and the final prospectus and all applicable amendments or supplements thereto (including the final prospectus supplement and pricing supplement relating to such offer of Notes), in the form first furnished or otherwise made available to the Purchasing Agent for use in connection with such offer of Notes, are collectively referred to herein as the “Prospectus”. A “preliminary prospectus” shall be deemed to refer to any prospectus, prospectus supplement and/or pricing supplement used before the acceptance by the Company of an offer for a purchase of Notes which omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations (“Rule 424(b)”). Notwithstanding the foregoing, all references to the “Registration Statement”, the “Prospectus” and any preliminary prospectus shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), prior to any acceptance by the Company of an offer for the purchase of Notes. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “disclosed”, “contained”, “included” or “stated” (or other references of like import) in the Registration Statement, the Prospectus or any preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which are incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be part of or included in the Registration Statement, the Prospectus or a preliminary prospectus, as the case may be, prior to any acceptance by the Company of an offer for the purchase of Notes; and all references in this Agreement to amendments or supplements to the Registration Statement, the Prospectus or any preliminary prospectus shall be deemed to include information which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be part of or included in the Registration Statement, the Prospectus or such preliminary prospectus, as the case may be, at or after any acceptance by the Company of an offer for the purchase of Notes.

SECTION 1. Appointment as Purchasing Agent.

(a) Appointment. Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby agrees that the Notes will be sold exclusively to or through the Purchasing Agent pursuant to the terms of this Agreement. The Company agrees that it will not appoint any other agents to act on its behalf, or to assist it, in the placement of the Notes.

(b) Sale of Notes. The Company shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Purchasing Agent shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

(c) Purchases as Principal. The Purchasing Agent shall not have any obligation to purchase Notes from the Company as principal. However, absent an agreement between the Purchasing Agent and the Company for the Purchasing Agent to act as an agent for the Company, the Purchasing Agent shall be deemed to be acting as principal in connection with any offering of Notes by the Company. Accordingly, the Purchasing Agent may agree from time to time to purchase Notes from the Company as principal for resale to investors and other purchasers determined by such Purchasing Agent. Any purchase of Notes from the Company by the Purchasing Agent as principal shall be made in accordance with Section 3(a) hereof.

(d) Solicitations as Agent. If agreed upon between the Purchasing Agent and the Company, the Purchasing Agent, acting solely as an agent for the Company and not as principal, will solicit offers for the purchase of Notes. The Purchasing Agent will communicate to the Company, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by the Purchasing Agent. The Purchasing Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company may accept or reject any offer for the purchase of Notes, in whole or in part. The Purchasing Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Company. The Purchasing Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason other than to repay the Company any commission paid to the Purchasing Agent with respect thereto. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by the Purchasing Agent on an agency basis and accepted by the Company, the Company shall hold the Purchasing Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

(e) Reliance. The Company and the Purchasing Agent agree that any Notes purchased from the Company by the Purchasing Agent as principal shall be purchased, and any Notes the placement of which the Purchasing Agent arranges as an agent of the Company shall be placed by the Purchasing Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2. Representations and Warranties.

(a) The Company represents and warrants to the Purchasing Agent as of the date hereof, as of the time of each acceptance by the Company of an offer for the purchase of Notes (whether to the Purchasing Agent as principal or through the Purchasing Agent as agent) (each such time being an “Applicable Time” unless otherwise agreed in writing by the Company and the Purchasing Agent in connection with such Notes), as of the date of each delivery of Notes (whether to the Purchasing Agent as principal or through the Purchasing Agent as agent) (the date of each such delivery to the Purchasing Agent as principal is referred to herein as a “Settlement Date”), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above is referred to herein as a “Representation Date”), as follows:

(i) Due Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and to conduct its business as described in the Prospectus.

(ii) Status as a Well-Known Seasoned Issuer. (A) At the time of filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations) made any offer relating to the Notes in reliance on the exemption of Rule 163 of the 1933 Act Regulations and (D) at the date hereof, the Company was and is a “well-known seasoned issuer”, as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”), including not having been and not being an “ineligible issuer” as defined in Rule 405; the Registration Statement is an “automatic shelf registration statement”, as defined in Rule 405, and the Notes, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement”; and the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

At the time of filing of the Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Notes and at the date hereof, the Company was not and is not an “ineligible issuer”, as defined in Rule 405.

(iii) Registration Statement, Prospectus and Disclosure at Applicable Time. The Registration Statement became effective upon filing with the Commission under Rule 462(e) on November 30, 2007, and any post-effective amendment thereto also became effective upon filing with the Commission under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information relating to the Registration Statement has been complied with; the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of Notes; the Indenture has been duly qualified under the 1939 Act; at the respective times that the Registration Statement and any post-effective amendment thereto (including the filing of the Company’s most recent Annual Report on Form 10-K with the Commission (the “Annual Report on Form 10-K”)) became effective, at each deemed effective date with respect to an offering of Notes pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at each Representation Date, the Registration Statement and any post-effective amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the “1939 Act Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, each preliminary prospectus and any other prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations; each preliminary prospectus and the Prospectus delivered to the Purchasing Agent for use in connection with the offering of Notes are identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and at the date hereof, at the date of the Prospectus and each amendment or supplement thereto and at each Representation Date, neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Any offer that is a written communication relating to the Notes made prior to the filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the 1933 Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the 1933 Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

As of the Applicable Time with respect to the offering of any Notes, neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the Statutory Prospectus (as defined below) furnished or otherwise made available to the Purchasing Agent by the Company for use at the Applicable Time and the applicable Final Term Sheet (as defined in Section 4(b) hereof), if any, relating to the particular offering of Notes, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus”, as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), relating to the Notes that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Notes or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Statutory Prospectus” means (i) the prospectus relating to various securities of the Company, including the Notes, that is included in the Registration Statement and (ii) the prospectus supplement relating to the Notes generally and any preliminary pricing supplement relating to any particular offering of Notes.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes or until any earlier date that the Company notified or notifies the Purchasing Agent as described in Section 4(f), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this subsection shall not apply to (i) statements in or omissions from the Registration Statement, the Prospectus or any preliminary prospectus made in reliance upon and in conformity with written information furnished to the Company by the Purchasing Agent through its representatives expressly for use therein or (ii) the Form T-1.

(iv) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Prospectus or any preliminary prospectus or any amendment or supplement thereto, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”), as applicable, and, when read together with the other information contained therein, (a) at the time the Registration Statement became effective, (b) at the time the Prospectus was first used, (c) at the date hereof and (d) at each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchasing Agent of the Notes through its representatives expressly for use in the Prospectus or (ii) the Form T-1.

(v) Financial Statements. The financial statements of the Company included in the Registration Statement, the General Disclosure Package or the Prospectus or any amendment or supplement thereto, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations and statements of stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved; the supporting schedules, if any, included in the Registration Statement, the General Disclosure Package or the Prospectus or any amendment or supplement thereto present fairly in accordance with GAAP the information required to be stated therein.

(vi) Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company; the Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the 1939 Act and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign currency (or a foreign currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes have been duly authorized and, when executed, issued, authenticated, delivered and paid for pursuant to this Agreement and authenticated by the Trustee, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and to the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and each holder of Notes will be entitled to the benefits of the Indenture.

(vii) Capitalization. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein, there has not been any change in the capital stock (other than changes due to (i) the repurchase of common stock of the Company pursuant to previously announced stock repurchase programs, (ii) the issuance or other transfer of capital stock in the ordinary course of business pursuant to the Company’s employee benefit plans or (iii) the conversion of shares of the Company’s class A common stock into shares of the Company’s class B common stock) or a material increase in the long-term debt of the Company and its subsidiaries taken as a whole or a material adverse change or any development involving a prospective material adverse change, in or affecting the business, financial condition, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Change”).

(viii) Descriptions of the Indenture and the Notes. The Indenture conforms and the Notes will conform in all material respects to the descriptions thereof contained in the General Disclosure Package and the Prospectus and any amendment or supplement thereto.

(ix) Absence of Conflicts. The consummation of the transactions contemplated in this Agreement, the Indenture, the General Disclosure Package, the Prospectus or the Notes (including the issuance and sale of the Notes) and the compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party that is material to the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or By-laws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, except for such breaches, violations or defaults that would not result in a Material Adverse Change.

(x) No Filings, Regulatory Approvals etc. No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is required for the issuance and sale of the Notes or the consummation by the Company of the transactions contemplated by this Agreement, the General Disclosure Package, the Prospectus or the Indenture, except for such approvals, authorizations, consents, licenses, registrations, qualifications, orders or decrees that have been, or will have been previously, obtained under the 1933 Act and the 1939 Act or that may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Purchasing Agent.

(xi) Investment Company Act. The Company is not, and upon the issuance and sale of the Notes as herein contemplated and the application of the proceeds therefrom as described in the General Disclosure Package or the Prospectus will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

(xii) Accounting Controls and Disclosure Controls. (A) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (I) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (II) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(B) The Company and its consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(b) Additional Certifications. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Purchasing Agent or to counsel for the Purchasing Agent in connection with an offering of Notes to the Purchasing Agent as principal or through the Purchasing Agent as agent shall be deemed a representation and warranty by the Company to the Purchasing Agent as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

SECTION 3. Purchases as Principal; Solicitations as Agent.

(a) Purchases as Principal. Purchases of Notes from the Company by the Purchasing Agent as principal shall be made in accordance with terms agreed upon between the Purchasing Agent and the Company (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and shall be agreed upon orally, with written confirmation prepared by the Purchasing Agent and mailed to the Company). The Purchasing Agent’s commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to “this Agreement” shall include the applicable agreement of the Purchasing Agent to purchase Notes from the Company as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Purchasing Agent may engage the services of any broker or dealer in connection with the resale of the Notes purchased by it as principal, provided that the Purchasing Agent, on a periodic basis, will provide the Company with a list of those brokers and dealers so engaged. The Purchasing Agent may allow all or any portion of the discount received by it in connection with such purchases to any broker or dealer, provided that such allowance does not exceed the designated reallowance portion. At the time of each purchase of Notes from the Company by the Purchasing Agent as principal, the Purchasing Agent shall specify the requirements for the officers’ certificate, opinion of counsel and comfort letter pursuant to Sections 7(b), 7(c) and 7(d) hereof.

(b) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and the Purchasing Agent, the Purchasing Agent, as an agent of the Company, will use its reasonable best efforts to solicit offers for the purchase of Notes upon the terms set forth in the Prospectus. The Purchasing Agent may engage the services of any broker or dealer with respect to solicitations of offers to purchase Notes, provided that the Purchasing Agent, on a periodic basis, will provide the Company with a list of those brokers and dealers so engaged. All Notes sold through the Purchasing Agent as agent will be sold at 100% of their principal amount unless otherwise agreed upon between the Company and the Purchasing Agent.

The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through the Purchasing Agent, as an agent of the Company, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, the Purchasing Agent will as soon as practicable, but in any event no later than one business day after receipt of such instructions, suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised the Purchasing Agent that such solicitation may be resumed. In addition, the Company reserves the right to sell, and may solicit and accept offers to purchase, up to $50,000,000 aggregate principal amount of Notes directly on its own behalf in up to ten separate transactions, and in the case of any such sale not resulting from a solicitation made by the Purchasing Agent, no commission as described in the following paragraph, will be payable with respect to such sale.

The Company agrees to pay the Purchasing Agent, as consideration for soliciting offers to purchase Notes as an agent of the Company, a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of any such solicitation made by the Purchasing Agent, as set forth in Schedule A hereto.

(c) Administrative Procedures. For each offering of Notes, the purchase price, interest rate or formula, maturity date and other terms of the Notes specified in Exhibit A hereto (as applicable) shall be agreed upon between the Company and the Purchasing Agent and specified in the applicable pricing supplement to be prepared by the Company based on the term sheet provided by the Purchasing Agent in connection with such offering. Except as otherwise specified in the applicable pricing supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of the Notes (the “Procedures”) shall be agreed upon from time to time among the Company, the Purchasing Agent and the Trustee. The Purchasing Agent and the Company agree to perform, and the Company agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

SECTION 4. Covenants of the Company.

The Company covenants and agrees with the Purchasing Agent as follows:

(a) Notice of Certain Events. The Company will notify the Purchasing Agent immediately, and confirm such notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or any new registration statement relating to the Notes or the filing of any amendment or supplement to any preliminary prospectus or the Prospectus (other than any amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) the receipt of any comments from the Commission relating to the Registration Statement, any new registration statement relating to the Notes or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) any request by the Commission for any amendment to the Registration Statement or the filing of any new registration statement or any amendment or supplement to any preliminary prospectus or the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or of the initiation of any proceedings for that purpose of any examination pursuant to Section 8(e) of the 1933 Act in connection with any offering of Notes, (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with any offering of Notes or (vi) any change in the rating assigned by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act Regulations) to the Medium-Term Notes Program under which the Notes are issued (the “Program”) or any debt securities (including the Notes) of the Company, or the public announcement by any such nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such securities, or the withdrawal by any such nationally recognized statistical rating organization of its rating of the Program or any such debt securities. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus (including, without limitation, any pricing supplement) transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus (including, without limitation, any pricing supplement). The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. The Company shall pay the required Commission filing fees relating to the Notes within the time required by Rule 456(b)(1) (i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b) Filing or Use of Amendments. Except in respect of filings referred to in the immediately succeeding sentence, the Company will give the Purchasing Agent advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, to the prospectus included in the Registration Statement at the time it became effective or to the Prospectus (other than an amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish to the Purchasing Agent copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be. The Company will give the Purchasing Agent notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Purchasing Agent notice of its intention to make any such filing from the Applicable Time to the Settlement Time and will furnish the Purchasing Agent with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be. Unless otherwise notified by the Purchasing Agent, the Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Notes and the offering thereof, as specified in Exhibit A hereto (as applicable), and the Company shall file such Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business within two days following the date such final terms are established.

(c) Delivery of the Registration Statement. The Company has furnished to the Purchasing Agent and to counsel for the Purchasing Agent, without charge, signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed and conformed copies of all consents and certificates of experts. The Registration Statement and each amendment thereto furnished to the Purchasing Agent will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of each preliminary prospectus and the Prospectus. The Company will deliver to the Purchasing Agent, without charge, as many copies of each preliminary prospectus as the Purchasing Agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to the Purchasing Agent, without charge, such number of copies of the Prospectus and each amendment or supplement thereto, if any, as the Purchasing Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Purchasing Agent will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Preparation of Pricing Supplements. The Company will prepare, with respect to any Notes to be sold to or through the Purchasing Agent pursuant to this Agreement, a final pricing supplement with respect to such Notes, the form of which is attached hereto as Exhibit B. The Company will deliver such pricing supplement no later than 11:00 a.m., New York City time, on the business day following the date of the Company’s acceptance of the offer for the purchase of such Notes and will file such pricing supplement pursuant to Rule 424(b) in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)). The Company shall pay the required Commission filing fees relating to such Notes within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(f) Revisions of Prospectus — Material Changes. Except as otherwise provided in subsection (j) of this Section 4, if at any time during the term of this Agreement any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Purchasing Agent or counsel for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the General Disclosure Package or the Prospectus in order that the same will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the same is conveyed or delivered (or but for the exemption in Rule 172 under the 1933 Act Regulations (“Rule 172”) would be required to be delivered), respectively, to a purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend the Registration Statement or to file a new registration statement or amend or supplement the General Disclosure Package or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company shall give immediate notice, confirmed in writing, to the Purchasing Agent to cease the solicitation of offers for the purchase of Notes in its capacity as agent and to cease sales of any Notes it may then own as principal, and the Company will promptly prepare and file with the Commission, subject to Section 4(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package and the Prospectus comply with such requirements, the Company will use its reasonable best efforts to have such amendment or new registration statement declared effective as soon as practicable (if it is not an automatic shelf registration statement with respect to the Notes) and the Company will furnish to the Purchasing Agent, without charge, such number of copies of such amendment, supplement or new registration statement as the Purchasing Agent may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Notes) or the Prospectus or any preliminary prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Purchasing Agent and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. In addition, the Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of each offering of Notes.

(g) Prospectus Revisions — Periodic Financial Information. Except as otherwise provided in subsection (j) of this Section 4, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall cause the Registration Statement, the General Disclosure Package and the Prospectus to be amended or supplemented to include financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

(h) Prospectus Revisions — Audited Financial Information. Except as otherwise provided in subsection (j) of this Section 4, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited consolidated financial statements of the Company for the preceding fiscal year, the Company shall cause the Registration Statement, the General Disclosure Package and the Prospectus to be amended or supplemented to include such audited consolidated financial statements and the report or reports, and consent or consents to such inclusion, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such consolidated financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

(i) Earnings Statements. The Company will make generally available to its securityholders as soon as practicable an earnings statement of the Company and its subsidiaries (which need not be audited) complying with last paragraph of Section 11(a) of the 1933 Act and the rules and regulations of the Commission promulgated thereunder (including, at the option of the Company, Rule 158).

(j) Suspension of Certain Obligations. The Company shall not be required to comply with the provisions of subsections (f), (g) or (h) of this Section 4 during any period from the time (i) the Purchasing Agent shall have suspended solicitation of offers for the purchase of Notes in its capacity as agent pursuant to a request from the Company and (ii) the Purchasing Agent shall not then hold any Notes purchased from the Company as principal, as the case may be, until the time the Company shall determine that solicitation of offers for the purchase of Notes should be resumed or the Purchasing Agent shall subsequently purchase Notes from the Company as principal.

(k) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Purchasing Agent, and the Purchasing Agent represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Notes that would constitute an “issuer free writing prospectus”, as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission; provided, however, that prior to the preparation of the Final Term Sheet in accordance with Section 4(b), the Purchasing Agent is authorized to use the information with respect to the final terms of the applicable Notes and the offering thereof in communications conveying information relating to such offering of Notes to investors. The Final Term Sheet and any free writing prospectus consented to by the Company and the Purchasing Agent is hereinafter referred to as a “Permitted Free Writing Prospectus”. The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus”, as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. Any Permitted Free Writing Prospectus shall be considered to be an Issuer General Use Free Writing Prospectus unless otherwise agreed to by the Company and the Purchasing Agent.

SECTION 5. Conditions of Purchasing Agent’s Obligations.

The obligations of the Purchasing Agent to purchase Notes from the Company as principal, the obligations of the Purchasing Agent to solicit offers for the purchase of Notes as an agent of the Company and the obligations of any purchasers of Notes sold through the Purchasing Agent as an agent of the Company, will be subject to the accuracy of the representations and warranties on the part of the Company herein contained or contained in any certificate of an officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance and observance by the Company of its covenants and other obligations hereunder, and to the following additional conditions precedent:

(a) Effectiveness of Registration Statement. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Purchasing Agent.

(b) Legal Opinions. On the date hereof, the Purchasing Agent shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Purchasing Agent:

(1) Opinion of Counsel for the Company. The favorable opinion of King & Spalding LLP, special counsel for the Company, to the effect set forth in Exhibit C hereto and to such further effect as the Purchasing Agent may reasonably request.

(2) Opinion of a Legal Department Representative of the Company. The favorable opinion of a Legal Department Representative of the Company, to the effect set forth in Exhibit D hereto and to such further effect as the Purchasing Agent may reasonably request.

(3) Opinion of Counsel for the Purchasing Agent. The favorable opinion of Gibson, Dunn & Crutcher LLP, counsel for the Purchasing Agent.

(c) Officer’s Certificate. On the date hereof, there shall not have been, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any event or occurrence that results or would result in a Material Adverse Change, and the Purchasing Agent shall have received a certificate of an executive officer of the Company, dated as of the date hereof, to the effect that (i) there has been no Material Adverse Change, (ii) the representations and warranties of the Company herein contained are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such executive officer’s knowledge, are threatened by the Commission.

(d) Comfort Letter of Deloitte & Touche LLP. On the date hereof, the Purchasing Agent shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Purchasing Agent, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(e) Additional Documents. On the date hereof, the Purchasing Agent and counsel to the Purchasing Agent shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Purchasing Agent and to counsel to the Purchasing Agent.

If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Purchasing Agent by notice to the Company at any time and any such termination shall be without liability of any party to any other party except as provided in Section 10 hereof and except that Sections 8, 9, 11, 14, 15, 16 and 17 hereof shall survive any such termination and remain in full force and effect.

SECTION 6. Delivery of and Payment for Notes Sold through the Purchasing Agent as Agent.

Delivery of Notes sold through the Purchasing Agent as an agent of the Company shall be made by the Company to the Purchasing Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the Purchasing Agent shall promptly notify the Company and deliver such Note to the Company and, if the Purchasing Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to the Purchasing Agent. If such failure shall have occurred for any reason other than default by the Purchasing Agent in the performance of its obligations hereunder, the Company will reimburse the Purchasing Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company’s account.

SECTION 7. Additional Covenants of the Company.

The Company further covenants and agrees with the Purchasing Agent as follows:

(a) Reaffirmation of Representations and Warranties. Each acceptance by the Company of an offer for the purchase of Notes (whether to the Purchasing Agent as principal or through the Purchasing Agent as agent), and each delivery of Notes (whether to the Purchasing Agent as principal or through the Purchasing Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company herein contained and contained in any certificate theretofore delivered by the Company to the Purchasing Agent pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the Purchasing Agent or to the purchaser or its agent, as the case may be, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to each such time).

(b) Subsequent Delivery of Certificates. Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) (if required in connection with the purchase of Notes from the Company by the Purchasing Agent as principal) the Company sells Notes to the Purchasing Agent as principal or (iii) the Company sells Notes in a form not previously certified to the Purchasing Agent by the Company, the Company shall furnish or cause to be furnished to the Purchasing Agent forthwith a certificate dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Purchasing Agent to the effect that the statements contained in the certificate referred to in Section 5(c) hereof which were last furnished to the Purchasing Agent are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(c) hereof, modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the time of delivery of such certificate (it being understood that, in the case of clause (ii) above, any such certificate shall also include a certification that there has been no event or occurrence that results or would result in a Material Adverse Change since the date of the agreement by the Purchasing Agent to purchase Notes from the Company as principal).

(c) Subsequent Delivery of Legal Opinions. Each time that (i) the Registration Statement, the General Disclosure Package or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) (if required in connection with the purchase of Notes from the Company by the Purchasing Agent as principal) the Company sells Notes to the Purchasing Agent as principal or (iii) the Company sells Notes in a form not previously certified to the Purchasing Agent by the Company, the Company shall furnish or cause to be furnished forthwith to the Purchasing Agent and to counsel to the Purchasing Agent the written opinions of King & Spalding LLP, special counsel to the Company, and a representative of the Legal Department of the Company, or other counsel satisfactory to the Purchasing Agent, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form and substance satisfactory to the Purchasing Agent, of the same tenor as the opinion referred to in Sections 5(b)(1) and 5(b)(2) hereof, but modified, as necessary, to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Purchasing Agent shall furnish the Purchasing Agent with a letter substantially to the effect that the Purchasing Agent may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

(d) Subsequent Delivery of Comfort Letters. Each time that (i) the Registration Statement, the General Disclosure Package or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement relating solely to the issuance and/or offering of securities other than the Notes) or (ii) (if required in connection with the purchase of Notes from the Company by the Purchasing Agent as principal) the Company sells Notes to the Purchasing Agent as principal, the Company shall cause Deloitte & Touche LLP forthwith to furnish to the Purchasing Agent a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Purchasing Agent, of the same tenor as the letter referred to in Section 5(d) hereof but modified to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the date of such letter.

SECTION 8. Indemnification.

(a) Indemnification of the Purchasing Agent. The Company agrees to indemnify and hold harmless the Purchasing Agent and each person, if any, who controls the Purchasing Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(ii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Purchasing Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Purchasing Agent expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of Company, Directors and Officers. The Purchasing Agent severally agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Purchasing Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus, such Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto).

(c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) hereof, counsel to the indemnified parties shall be selected by the Purchasing Agent and, in the case of parties indemnified pursuant to Section 8(b) hereof, counsel to the indemnified shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

SECTION 9. Contribution.

If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Purchasing Agent, on the other hand, from the offering of the Notes that were the subject of the claim for indemnification or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Purchasing Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Purchasing Agent, on the other hand, in connection with the offering of the Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportion as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company and bear to the total discount or commission received by the Purchasing Agent, as the case may be.

The relative fault of the Company, on the one hand, and the Purchasing Agent, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Purchasing Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Purchasing Agent agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 9, (i) the Purchasing Agent shall not be required to contribute any amount in excess of the amount by which the total discount or commission received by the Purchasing Agent in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which the Purchasing Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 9, each person, if any, who controls the Purchasing Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Purchasing Agent, and each director of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each officer and director of such person shall have the same rights to contribution as the Company.

SECTION 10. Payment of Expenses.

The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

(a) The preparation, filing, printing and delivery (physical and electronic) of the Registration Statement as originally filed and all amendments thereto and any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package and the Prospectus and any amendments or supplements thereto;

(b) The preparation, printing and delivery of this Agreement and the Indenture;

(c) The preparation, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;

(d) The fees and disbursements of the Company’s accountants, counsel and other advisors or agents (including any calculation agent) and of the Trustee and its counsel;

(e) The reasonable fees and disbursements of counsel to the Purchasing Agent incurred in connection with the establishment of the Program and incurred from time to time in connection with the transactions contemplated hereby;

(f) The fees charged by “nationally recognized statistical rating organizations” (as defined for purposes of Rule 436(g) under the 1933 Act Regulations) for the rating of the Program and the Notes;

(g) The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

(h) The filing fees incident to, and the reasonable fees and disbursements of counsel to the Purchasing Agent in connection with, the review, if any, by the Financial Industry Regulatory Authority;

(i) Any advertising and other out-of-pocket expenses of the Purchasing Agent incurred with the prior approval of the Company; and

(j) The reasonable costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Notes made by the Purchasing Agent caused by a breach of the representation contained in Section 2(a)(iv).

SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Purchasing Agent or any controlling person of the Purchasing Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for the Notes.

SECTION 12. Termination.

(a) Termination of this Agreement. This Agreement (excluding any agreement by the Purchasing Agent to purchase Notes from the Company as principal) may be terminated for any reason, at any time by either the Company or the Purchasing Agent, upon the giving of 10 business days’ prior written notice of such termination to the other party hereto.

(b) Termination of Agreement to Purchase Notes as Principal. The Purchasing Agent may terminate any agreement by the Purchasing Agent to purchase Notes from the Company as principal, immediately upon notice to the Company, at any time on or prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any event or occurrence that results or would result in a Material Adverse Change, or (ii) there has occurred any material adverse change in the financial markets in the United States, or any outbreak of hostilities or escalation thereof in which the United States or any country in whose currency any of such Notes are denominated is involved, or other substantial national or international calamity or emergency, in each case the effect of which is such as to make it, in the judgment of the Purchasing Agent, impracticable or inadvisable to market such Notes or enforce contracts for the sale of such Notes, or (iii) a banking moratorium has been declared by either Federal or New York authorities, or (iv) the rating assigned by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act Regulations) to the Program or any debt securities (including the Notes) of the Company as of the date of such agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or (vi) there shall have come to the attention of the Purchasing Agent any facts that would cause the Purchasing Agent to believe that the Prospectus, at the time it was delivered (or but for the exemption in Rule 172 would have been required to be delivered) to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading.

(c) General. In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Purchasing Agent shall be entitled to any commissions earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) the Purchasing Agent shall own any Notes purchased by it from the Company as principal or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(i) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14, 15, 16 and 17 hereof shall remain in effect.

SECTION 13. Notices.

Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

If to the Company:

United Parcel Service, Inc.

55 Glenlake Parkway, N.E.

Atlanta, Georgia 30328

Attention: Secretary Legal Department

Telecopy No.: (404) 828-6912

If to the Purchasing Agent:

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

North Tower – 15th Floor

New York, New York 10080

Attention: MTN Product Management Group

Telecopy No.: (212) 449-2234

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14. Parties.

This Agreement shall inure to the benefit of and be binding upon the Purchasing Agent and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Sections 8 and 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 15. No Advisory or Fiduciary Relationship.

The Company acknowledges and agrees that (i) the offer and sale of the Notes pursuant to this Agreement, including the determination of the initial public offering price of the Notes and any related discounts and commissions, are arm’s-length commercial transactions between the Company, on the one hand, and the Purchasing Agent, on the other hand, (ii) in connection with the offerings contemplated hereby and the process leading to such transaction, the Purchasing Agent is and has been acting solely as a principal and is not as the agent (except to the extent expressly set forth herein) or fiduciary of the Company or its stockholders, creditors, employees or any other party, (iii) the Purchasing Agent has not assumed and will not assume an advisory or fiduciary responsibility in favor of the Company or any of its affiliates with respect to the offerings contemplated hereby or the process leading thereto (irrespective of whether the Purchasing Agent has advised or is currently advising the Company on other matters) and the Purchasing Agent does not have any obligation to the Company or any of its affiliates with respect to any offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Purchasing Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and its affiliates, and (v) the Purchasing Agent has not provided any legal, accounting, regulatory or tax advice with respect to the offerings contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 16. Integration.

This Agreement supersedes all prior agreements and understanding (whether written or oral) between the Company and the Purchasing Agent with respect to the subject matter hereof.

SECTION 17. GOVERNING LAW; FORUM.

THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY AGAINST THE PURCHASING AGENT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT SHALL BE BROUGHT SOLELY IN THE STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK.

SECTION 18. Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 19. Counterparts.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

If the foregoing is in accordance with the Purchasing Agent’s understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Distribution Agreement, along with all counterparts, will become a binding agreement between the Purchasing Agent and the Company in accordance with its terms.

Very truly yours, UNITED PARCEL SERVICE, INC.

By:	/s/ Joseph B. Amsbary, Jr.
Name: Title:	Joseph B. Amsbary, Jr. Authorized Officer

CONFIRMED AND ACCEPTED, as of the date first above written: MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Scott Primrose
Authorized Signatory

SCHEDULE A

The Company shall pay the Purchasing Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below.

MATURITY RANGES	PERCENT OF PRINCIPAL AMOUNT

Sch A-26

EXHIBIT A

Form of Final Term Sheet

United Parcel Service, Inc.

UPS Notes

With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 424(b)(2)

Registration Statement No. [_____________]

Pricing Supplement Number [___]

Date of Pricing Supplement [__________]

(To: Prospectus Dated [__________], as supplemented by

Prospectus Supplement Dated [__________])

Offering Dates: [_________] through [__________] Trade Date: [__________] @12:00 PM ET Issue Date: [__________] Minimum Denomination/Increments: $1,000.00/$1,000.00

CUSIP Number:
Series Number:
Stated Maturity Date:
Initial Interest Rate:
Interest Payment Frequency:
Interest Payment Dates:
Initial Interest Reset Date:
Interest Reset Dates:

Base Rate:	[ ] CD Rate	[ ] EURIBOR
	[ ] Commercial Paper Rate	[ ] Federal Funds Rate
	[ ] Constant Maturity Swap Rate	[ ] LIBOR
	[ ] Constant Maturity Treasury Rate	[ ] Treasury Rate
	[ ] CPI Adjustment Rate	[ ] Prime Rate
	[ ] Eleventh District Cost of Funds Rate	[ ] Other (see attached)

If LIBOR	[ ] LIBOR01 [ ] Index Currency	[ ] LIBOR02

If Constant Maturity Treasury Rate Telerate Page	[ ] FRBCMT	[ ] FEDCMT
If FEDCMT	[ ] Weekly Average	[ ] Monthly Average
Designated CMT Maturity Index:

Regular Floating Rate Note:	[ ] Yes [ ] No
Inverse Floating Rate Note:	[ ] Yes [ ] No

A-1

Floating Rate/Fixed Rate Note:	[ ] Yes [ ] No

If yes:	Fixed Rate:
Fixed Rate Commencement Date:

Maximum Interest Rate:
Minimum Interest Rate:
Index Maturity:
Spread (+/-):
Spread Multiplier:
Computation of Interest:

Price to Public:
Agent’s Discount:
Day Count Convention:	[ ] 30/360 [ ] Actual/360 [ ] Actual/Actual

Optional Redemption:	Yes [ ] No [ ]
Optional Redemption Date(s):
Initial Redemption Percentage:
Annual Percentage Reduction:
Redemption may be:	[ ] In whole only. [ ] In whole or in part.

The Survivor’s Option:	[ ] is [ ] is not available.
Annual Put Limitation:
Individual Put Limitation:
Series Put Limitation:

Special Tax Considerations:

Sch A-2

EXHIBIT B

Form of Pricing Supplement

United Parcel Service, Inc.

UPS Notes

With Maturities of 9 Months or More from Date of Issue

Filed Under Rule 433

Registration Statement No. [_____________]

Dated [_____________]

Pricing Supplement as of [__________]

(To: Prospectus Dated [__________], as supplemented by Prospectus Supplement Dated [__________])

Offering Dates: [_________] through [__________] Trade Date: [__________] @12:00 PM ET Issue Date: [__________] Minimum Denomination/Increments: $1,000.00/$1,000.00

CUSIP Number:
Series Number:
Stated Maturity Date:
Initial Interest Rate:
Interest Payment Frequency:
Interest Payment Dates:
Initial Interest Reset Date:
Interest Reset Dates:

Base Rate:	[ ] CD Rate	[ ] EURIBOR
	[ ] Commercial Paper Rate	[ ] Federal Funds Rate
	[ ] Constant Maturity Swap Rate	[ ] LIBOR
	[ ] Constant Maturity Treasury Rate	[ ] Treasury Rate
	[ ] CPI Adjustment Rate	[ ] Prime Rate
	[ ] Eleventh District Cost of Funds Rate	[ ] Other (see attached)

If LIBOR	[ ] LIBOR01 [ ] Index Currency	[ ] LIBOR02

If Constant Maturity Treasury Rate	[ ] FRBCMT	[ ] FEDCMT
If FEDCMT	[ ] Weekly Average	[ ] Monthly Average
Designated CMT Maturity Index:

B-1

Regular Floating Rate Note:	[ ] Yes [ ] No
Inverse Floating Rate Note:	[ ] Yes [ ] No
Floating Rate/Fixed Rate Note:	[ ] Yes [ ] No
If yes:	Fixed Rate:
Fixed Rate Commencement Date:

Maximum Interest Rate:
Minimum Interest Rate:
Index Maturity:
Spread (+/-):
Spread Multiplier:
Computation of Interest:

Price to Public:
Agent’s Discount:
Day Count Convention:	[ ] 30/360 [ ] Actual/360 [ ] Actual/Actual

Optional Redemption:	Yes [ ] No [ ]
Optional Redemption Date(s):
Initial Redemption Percentage:
Annual Percentage Reduction:
Redemption may be:	[ ] In whole only. [ ] In whole or in part.

The Survivor’s Option:	[ ] is [ ] is not available.
Annual Put Limitation:
Individual Put Limitation:
Series Put Limitation:

Special Tax Considerations:

B-2